               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS


The following unaudited pro forma condensed combined statements of earnings combines the consolidated statement of earnings of Morton Industrial Group, Inc. (Morton) for the quarter ended April 4, 1998 and the year ended December 31, 1997 and the statement of earnings of Carroll George, Inc. (George) for the quarter ended April 4, 1998 and the year ended September 30, 1997, accounting for the purchase of Carroll George, Inc. as though the purchase had occurred at the beginning of the respective period. A pro forma balance sheet at April 4, 1998 is not required since Morton's balance sheet in the Form 10-Q for the quarter ended April 4, 1998 reflected the George acquisition.

                                                                     QUARTER ENDED APRIL 4, 1998
                                                     -------------------------------------------------------------
                                                          HISTORICAL
                                                     --------------------                               PRO FORMA
                                                     MORTON        GEORGE         ADJUSTMENTS           COMBINED
                                                     ------        ------         -----------           --------
                                                              (In Thousands, Except Per Share Amounts)

Net sales                                         $    30,672    $     6,941       $       -          $     37,613
Cost of sales                                          25,956          6,173               -                32,129
                                                  -----------    -----------       ---------          ------------
              Gross profit                              4,716            768               -                 5,484
                                                  -----------    -----------       ---------          ------------

Operating expenses:
     Selling expenses                                     767            370               -                 1,137
     Administrative expenses                            2,395            428               -                 2,823
                                                  -----------    -----------       ---------          ------------
              Total operating expenses                  3,162            798               -                 3,960
                                                  -----------    -----------       ---------          ------------

              Operating income (loss)                   1,554            (30)              -                 1,524
                                                  -----------    -----------       ---------          ------------

Other income (expense):
     Interest expense                                    (546)           (75)           (105)(2)              (726)
     Miscellaneous                                         22              3               -                    25
                                                  -----------    -----------       ---------          ------------
              Total other income (expense)               (524)           (72)           (105)                 (701)
                                                  -----------    -----------       ---------          ------------

              Earnings (loss) before
                  income taxes                          1,030           (102)           (105)                  823

Income taxes                                               72            (40)              -                    32
                                                  -----------    -----------       ---------          ------------

NET EARNINGS (LOSS)                               $       958    $       (62)      $    (105)         $        791
                                                  ===========    ===========       =========          ============

Earnings (loss) per share:
     Basic                                        $      0.24    $     (8.35)                         $       0.20
                                                  ===========    ===========                          ============

     Diluted                                      $      0.20    $     (8.35)                         $       0.17
                                                  ===========    ============                         ============

Weighted average number of shares:
     Basic                                          4,001,944          7,424                             4,001,944
                                                  ===========    ===========                          ============

     Diluted                                        4,687,917          7,424                             4,687,917
                                                  ===========    ===========                          ============

               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS

                                                                     YEAR ENDED DECEMBER 31, 1997
                                                     -------------------------------------------------------------
                                                          HISTORICAL
                                                     --------------------                               PRO FORMA
                                                   MORTON(1)       GEORGE         ADJUSTMENTS           COMBINED
                                                   ---------       ------         -----------           --------
                                                              (In Thousands, Except Per Share Amounts)


Net sales                                         $    94,402    $    22,839       $       -          $    117,241
Cost of sales                                          83,267         19,163               -               102,430
                                                  -----------    -----------       ---------          ------------
              Gross profit                             11,135          3,676               -                14,811
                                                  -----------    -----------       ---------          ------------

Operating expenses:
     Selling expenses                                   2,231          1,210               -                 3,441
     Administrative expenses                           13,746          1,223               -                14,969
                                                  -----------    -----------       ---------          ------------
              Total operating expenses                 15,977          2,433               -                18,410
                                                  -----------    -----------       ---------          ------------

              Operating income (loss)                  (4,842)         1,243               -                (3,599)
                                                  -----------    -----------       ---------          ------------

Other income (expense):
     Interest expense                                  (3,375)          (198)           (354)(2)            (3,927)
     Miscellaneous                                         84             -                -                    84
                                                  -----------    -----------       ---------          ------------
              Total other income (expense)             (3,291)          (198)           (354)               (3,843)
                                                  -----------    -----------       ---------          ------------

              Earnings (loss) before
                  income taxes                         (8,133)         1,045            (354)               (7,442)

Income taxes                                           (3,224)           375            (375)(3)            (3,224)
                                                  -----------    -----------       ---------          ------------

NET EARNINGS (LOSS)                               $    (4,909)   $       670       $      21          $     (4,218)
                                                  ===========    ===========       =========          ============

Earnings (loss) per share:
     Basic                                        $     (2.52)   $     90.25                          $      (2.17)
                                                  ===========    ===========                          ============

     Diluted                                      $     (2.52)   $     90.25                          $      (2.17)
                                                  ===========    ===========                          ============

Weighted average number of shares:
     Basic                                          1,944,444          7,424                             1,944,444
                                                  ===========    ===========                          ============

     Diluted                                        1,944,444          7,424                             1,944,444
                                                  ===========    ===========                          ============

 (1) Amounts for Morton for the twelve month period ended December 31, 1997 were determined by adding results for the six months ended June 30, 1997 and the results for the six months ended December 31, 1997 adjusting the income tax provision to the estimated effective rate. Subsequent to June 30, 1997, Morton changed its fiscal year end from June 30 to December 31.

(2) Represents incremental interest expense relating to the additional debt of Morton resulting from the completed acquisition of George, net of the interest savings resulting from refinancing existing George debt at a lower interest rate.

(3) Represents adjustment of the income tax provision to the estimated amount. Morton has net operating loss carryforwards which could be utilized to offset the taxable income of George. A deferred tax asset would have been recorded as part of the purchase price allocation.